As filed with the Securities and Exchange Commission on October 19, 2000
                                                      1933 Act File No. 33-10648
                                                      1940 Act File No. 811-4927

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Pre-Effective Amendment No. ___            [ ]
                      Post-Effective Amendment No. 24             [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 24                     [X]

                            EXECUTIVE INVESTORS TRUST
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President

                           First Investors Series Fund
                                 95 Wall Street

                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)
      [ ]  on (date) pursuant to paragraph (b)
      [X]  60 days after filing  pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            EXECUTIVE INVESTORS TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

           Cover Sheet

           Contents of Registration Statement

           Prospectus for the Executive Investors Trust

           Statement of Additional Information for the Executive Investors Trust

           Part C of Form N-1A

           Signature Page

           Exhibits

[FIRST INVESTORS LOGO]

INSURED TAX EXEMPT FUND II

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                THE DATE OF THIS PROSPECTUS IS DECEMBER __, 2000

                                    CONTENTS

OVERVIEW OF THE INSURED TAX EXEMPT FUND II

|X|  What is the Insured Tax Exempt Fund II?
| |  Objective
| |  Primary Investment Strategies
| |  Primary Risks
|X|  Who should  consider  buying the Insured Tax Exempt Fund II?
|X|  How has the Insured Tax Exempt Fund II performed?
|X|  What are the fees and expenses of the Insured Tax Exempt Fund II?

THE INSURED TAX EXEMPT FUND II IN DETAIL

|X| What are the Insured Tax Exempt Fund II's  objective,  principal  investment strategies and principal risks?
|X| Who manages the Insured Tax Exempt Fund II?

BUYING AND SELLING SHARES

How and when does the Fund price its shares?
How do I buy shares?
Which class of shares is best for me?
How do I sell shares?
Can I exchange my shares for the shares of other First Investors Funds?

ACCOUNT POLICIES

What about dividends and capital gain distributions?
What about taxes?
How do I obtain a complete explanation of all account privileges and policies?

FINANCIAL HIGHLIGHTS

                   OVERVIEW OF THE INSURED TAX EXEMPT FUND II

                      What is the Insured Tax Exempt Fund II?

OBJECTIVE:            The Fund seeks a high  level of  interest  income  that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

PRIMARY
INVESTMENT
STRATEGIES:           The Fund  invests in municipal  bonds and other  Municipal
                      Securities  that pay interest  that is exempt from federal income tax,  including the AMT. The Fund invests primarily in municipal  bonds that are insured as to timely  payment
                      of  interest  and  principal  by   independent   insurance
                      companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The
                      Fund invests primarily in long-term bonds with maturities of fifteen years or more.

RISKS: The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline. To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds held by the Fund may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of the issuerS. While the Fund primarily invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate. The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

                      AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      Who should consider buying the Insured Tax Exempt Fund II?

                      The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

                        o Are seeking a relatively conservative investment which
                          provides a high degree of credit quality,
                        o Are seeking income that  is exempt from federal income
                          tax, including  the AMT,
                        o Are  seeking a  relatively   high  level of tax exempt
                          income and are willing to assume a moderate degree of market volatility to achieve this goal, and
                        o Have a long-term  investment  horizon and are  able to
                          ride out market cycles.

                      The Insured Tax Exempt Fund II is generally not appropriate for retirement accounts or investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

                How has the Insured Tax Exempt Fund II performed?

The bar chart and table below show you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.


Prior to December__, 2000, the Fund was known as the Executive Investors Insured Tax Exempt Fund and had only one undesignated class of shares. The Fund now has two classes of shares: Class A and Class B shares. The original Insured Tax Exempt Fund shares are designated as Class A shares. Class B is a new class of shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last nine calendar years. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


[FUND TO PROVIDE]

                               INSURED TAX EXEMPT

 1991     1992     1993     1994     1995     1996     1997     1998     1999
 ----     ----     ----     ----     ----     ----     ----     ----     ----
13.20%   11.03%   15.74%   -3.95%   20.53%   4.11%    10.30%    7.39%   -1.92%




                                [OBJECT OMITTED]


During the periods shown, the highest quarterly return was 8.06% (for the quarter ended March 31, 1995), and the lowest quarterly return was -5.64% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

The following table shows how the average annual total returns for the Fund's Class A shares compare to those of the Lehman Brothers Municipal Bond Index ("Lehman Index") as of December 31, 1999. This table assumes that the current maximum sales charge or contingent deferred sales charge ("CDSC") was paid. Prior to December ___, 2000, the sales charge on shares that are now designated as Class A shares was lower. The Lehman Index is a total return performance benchmark for the investment grade tax-exempt bond market. The Lehman Index does not take into account fees and expenses that an investor would incur in holding the securities in the Lehman Index. If it did so, the returns would be lower than those shown.

                                                          Inception
                       1 Year*          5 Years*

Class A Shares         (6.61)%          6.79%             7.69%
Class B Shares         N/A              N/A               N/A
Lehman Index           (2.06)%          %                 6.93%**


*The annual returns are based upon calendar years.
**The average annual total return shown is for the period 7/31/90 to 12/31/99.




        What are the fees and expenses of the Insured Tax Exempt Fund II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                      Class A        Class B
                                                      Shares         Shares
                                                      ------         ------

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............    6.25%          None
Maximum deferred sales charge (load)
  (as a percentage of the lower of purchase
     price or redemption price)...................    None*          4.0%**




Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                      Distribution                      Total        Fee Waivers
                                      and Service                    Annual Fund         and
                        Management      (12b-1)         Other         Operating        Expense
                         Fees(1)        Fees(2)        Expenses      Expenses(3)     Assumption(1)     Net Expenses(3)
                        ----------    ------------     --------      -----------     -------------     ---------------

Class A Shares             1.00%           .30%           .30%          1.60%           .60%                1.00%
Class B Shares             1.00%          1.00%           .30%***       2.30%           .55%                1.75%

*A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
**4.0% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.
*** Expenses are based on estimated amounts for the current fiscal year.
(1) For the fiscal year ended December 31, 1999, the Adviser waived Management Fees in excess of 0.40%. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.55% for the fiscal year ending December 31, 2000..
(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual

     Fund Operating Expenses or Net Expenses.

Example
This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        One        Three      Five        Ten
                                        Year       Years      Years      Years
                                        ----       -----      -----      -----

If you redeem your shares:
Class A shares                          $721       $1,043     $1,388     $2,359
Class B shares                          $578         $966     $1,380     $2,417

If you do not redeem your shares:
Class A shares                          $721       $1,043     $1,388     $2,359
Class B shares                          $178         $666     $1,180     $2,417


*Assumes conversion to Class A shares eight years after purchase.

                    THE INSURED TAX-EXEMPT FUND II IN DETAIL

    What are the Insured Tax Exempt Fund II's objective, principal investment strategies, and principal risks?

OBJECTIVE:        The Fund seeks a high level of interest  income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies: The Fund invests at least 80% of its total assets in municipal bonds that pay interest that is exempt from federal income tax, including the AMT. The Fund may also invest in other types of Municipal Securities ("Municipal Securities"). Municipal Securities include private activity bonds, industrial development bonds, certificates of participation, municipal notes, municipal commercial paper, variable rate demand notes, and floating rate demand notes. Municipal bonds and Municipal Securities are issued by state and local governments, their agencies and authorities, the District of Columbia and any commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase bonds and other Municipal Securities which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While every municipal bond purchased by the Fund must be insured, the Fund is allowed to invest up to 20% of its assets in securities that are not insured. (In other words, at least 80% of the Fund's assets must be insured.) In general, the non-insured securities held by the Fund are limited to municipal commercial paper and other short-term investments. In any event, as described below, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price but offer more yield than short- or intermediate-term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling Municipal Securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing Municipal Securities with shorter maturities or selling Municipal Securities with longer maturities. The Fund may at times, engage in short term trading in an effort to improve its performance.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Up to 20% of the Fund's net assets may be invested in securities, the interest on which is subject to Federal income tax, including the AMT. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Insured Tax Exempt Fund II:

Interest Rate Risk: The market value of Municipal Securities is affected by changes in interest rates. When interest rates rise, the market values of Municipal Securities decline, and when interest rates decline, the market values of Municipal Securities increase. The price volatility of Municipal Securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, Municipal Securities with longer maturities and durations generally offer higher yields than Municipal Securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields received by the Fund on some of its investments will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the insurance does not eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds and up to 20% of the Fund's assets may be invested in securities that are not insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly. It is also important to emphasize that the insurance does not protect against fluctuations in the market value of the municipal bonds owned by the Fund or the share price of the Fund.

Market Risk: The Fund is subject to market risk. Bond prices in general may decline over short or even extended periods primarily due to changes in interest rates and the credit conditions of the issuers. This is another way of describing interest rate risk and credit risk. However, market prices also fluctuate with the forces of supply and demand. Municipal bonds may decline in value even if the overall market is doing well. Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

Frequent Trading Risk: The Fund may, at times, engage in short-term trading, which could produce higher brokerage costs and taxable distributions and may result in a lower total return for the Fund.

                   Who Manages the Insured Tax-Exempt Fund II

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to __ mutual funds or series of funds with total net assets of over $6 billion. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions.

FIMCO assumed the responsibility of managing the Fund on December__, 2000. Prior to that date, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to the Fund. FIMCO and EIMCO are both wholly owned subsidiaries of First Investors Consolidated Corporation, and they share the same relevant offices, employees, and resources. For the fiscal year ended December 31, 1999, EIMCO received advisory fees of 0.30% of the Fund's average daily net assets, net of waiver.

Clark D. Wagner has served as Portfolio Manager of the Fund since July 22, 1991. Prior to December ___, 2000, Mr. Wagner managed the Fund as an employee of EIMCO. He currently manages the Fund as a FIMCO employee. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


                              How do I buy shares?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your application or order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5 p.m., E.S.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interest of the Fund and its shareholders.

                             Minimum Purchase Amount

Your initial investment must be at least $1,000. However, we offer automatic investment plans that allow you to open a Fund account with as little as $50. You also may open certain retirement plan accounts with as little as $500 even without an automatic investment plan. Subsequent investments may be made in any amount. You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

                              Reservation of Rights

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

                      Which class of shares is best for me?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is put to work from the outset.

Class A shares of the Fund are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

                                 Class A Shares

Your investment                 Sales Charge as a percentage of
                                -------------------------------
                                offering price            net amount invested

Less than $25,000               6.25%                           6.67%
$25,000-$49,999                 5.75                            6.10
$50,000-$99,999                 5.50                            5.82
$100,000-$249,999               4.50                            4.71
$250,000-$499,999               3.50                            3.63
$500,000-$999,999               2.50                            2.56
$1,000,000 or more              0*                              0*

*If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.





If you were a shareholder of the Fund prior to December ___, 2000, you will continue to be able to purchase additional Class A shares of the Fund at the lower sales charge which was then in effect for as long as you maintain an investment in the Fund. The following shows the sales charges that were applicable prior to December __, 2000.

Your investment                 Sales Charge as a percentage of
                                -------------------------------
                                offering price            net amount invested

Less than $100,000              4.75%                           4.99%
$100,000-$249,999               3.90                            4.06
$250,000-$499,999               2.90                            2.99
$500,000-$999,999               2.40                            2.46
$1,000,000 or more              0*                              0*

*If you invest $1,000,000 or more, you will not pay a sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Sales  charges  may be reduced or waived  under  certain  circumstances  and for
certain   groups.   Consult   your   Representative   or  call  us  directly  at
1-800-423-4026 for details.

Class B shares are sold at net asset value, without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                           Class B Shares

Year of Redemption   CDSC as a Percentage of Purchase Price or NAV at Redemption
------------------ -------------------------------------------------------------

Within the 1st or 2nd year...............                      4%
Within the 3rd or 4th year...............                      3
In the 5th year   .......................                      2
In the 6th year   .......................                      1
Within the 7th year and 8th year.........                      0

There is no CDSC on Class B shares which are acquired through reinvestment of dividends or other distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

Sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each class of shares pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of

$1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.

                              How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by:

        o Contacting your Representative who will place a redemption order for you;

        o  Sending  a  written   redemption   request  to  Administrative   Data
           Management  Corp.,  ("ADM")  at  581  Main  Street,   Woodbridge,  NJ
           07095-1198;

        o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

        o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take longer than 7 days).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

     Can I exchange my shares for the shares of other First Investors Funds?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

To the extent that it has net investment income and capital gains, the Fund will declare and pay dividends from its net investment income and any realized capital gains on an annual basis, usually at the end of its fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in additional Fund shares. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distribution paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                                What about taxes?

Any dividends and capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) paid by the Fund are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by the Fund are taxed to you as long-term capital gain, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 How do I obtain a complete explanation of all account privileges and policies?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

[UPDATE]

----------------------------------------------------------------------------------------------------------------------
                                                        PER SHARE DATA
              --------------------------------------------------------------------------------------------------------

                                                                                        LESS DISTRIBUTIONS
                                        INCOME FROM INVESTMENT OPERATIONS                       FROM
                                    -----------------------------------------           ------------------

                        NET ASSET
                            VALUE         NET      NET REALIZED                        NET
                           ------     INVEST-    AND UNREALIZED     TOTAL FROM     INVEST-           NET         TOTAL
                        BEGINNING        MENT        GAIN (LOSS)    INVESTMENT        MENT      REALIZED       DISTRI-
                          OF YEAR      INCOME     ON INVESTMENTS    OPERATIONS      INCOME         GAINS       BUTIONS
----------------------------------------------------------------------------------------------------------------------
INSURED TAX EXEMPT
------------------
FUND II
-------
1995.................     $12.53        $.72          $1.80           $2.52        $.73          $.28           $1.01
1996.................      14.04         .66           (.10)            .56         .67           .11             .78
1997.................      13.82         .67            .71            1.38         .67           .12             .79
1998.................      14.41         .66            .39            1.05         .66           .24             .90
1999.................      14.56         .67           (.94)           (.27)        .65           .03             .68
2000*a...............      13.61         .33            .38             .71         .34             -             .34


*    Calculated without sales charges
+    Net of expenses waived or assumed
a    Based on the semi-annual report for Executive Investors Trust Insured Tax Exempt Fund, dated June 30, 2000

----------------------------------------------------------------------------------------------------------------
                                               RATIOS / SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
                                                                           RATIO TO AVERAGE NET
                                                RATIO TO AVERAGE          ASSETS BEFORE EXPENSES
                                                  NET ASSETS +               WAIVED OR ASSUMED
                                                ----------------          ----------------------
      NET ASSET
          VALUE
          -----      TOTAL      NET ASSETS                        NET                     NET    PORTFOLIO
            END     RETURN*    END OF YEAR     EXPENSES    INVESTMENT    EXPENSES  INVESTMENT     TURNOVER
        OF YEAR         (%)   (IN MILLIONS)         (%)    INCOME (%)         (%)  INCOME (%)     RATE (%)
----------------------------------------------------------------------------------------------------------

         $14.04      20.53         $13         .50           5.35            1.74      4.11        147
          13.82       4.11          15         .75           4.85            1.71      3.89        116
          14.41      10.30          16         .75           4.80            1.71      3.84        126
          14.56       7.39          17         .80           4.50            1.73      3.57        172
          13.61      (1.92)         16         .80           4.72            1.73      3.79        205

[FIRST INVESTORS LOGO]

INSURED TAX EXEMPT FUND II

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

Shareholder manual: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198 Telephone: 1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                   (Investment Company Act File No.: Insured Tax Exempt Fund II 811-4927)

FIRST INVESTORS INSURED TAX EXEMPT FUND II

95 Wall Street
New York, New York  10005                                       1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED DECEMBER __, 2000

    This is a Statement of Additional Information ("SAI") for the First Investors Insured Tax Exempt Fund II (the "Fund" or the "Trust"), an open-end diversified management investment company. Prior to ________, 2000, the Fund was known as the Executive Investors Insured Tax Exempt Fund.

    This SAI is not a prospectus. It should be read in conjunction with the Fund's prospectus dated December __, 2000 which may be obtained free of cost from the Fund at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT STRATEGIES AND RISKS...............................................
INVESTMENT POLICIES...........................................................
FUTURES AND OPTIONS STRATEGIES................................................
PORTFOLIO TURNOVER............................................................
INVESTMENT RESTRICTIONS.......................................................
TRUSTEES AND OFFICERS.........................................................
MANAGEMENT....................................................................
UNDERWRITER...................................................................
DISTRIBUTION PLANS............................................................
DETERMINATION OF NET ASSET VALUE..............................................
ALLOCATION OF PORTFOLIO BROKERAGE.............................................
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES...................................
TAXES.........................................................................
PERFORMANCE INFORMATION.......................................................
GENERAL INFORMATION...........................................................
APPENDIX A DESCRIPTION OF COMMERCIAL PAPER RATINGS............................
APPENDIX B DESCRIPTION OF MUNICIPAL NOTE RATINGS..............................
APPENDIX C....................................................................
Shareholder Manual: A Guide to your First Investors Mutual Fund Account.......

                         INVESTMENT STRATEGIES AND RISKS

Insured Tax Exempt Fund II

      The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a tax preference item for purposes of the Federal alternative minimum tax ("AMT") ("Tax Preference Item"). Up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund also may invest up to 20% of its total assets in certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively, with municipal bonds, "Municipal Instruments"). The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

      While the Fund diversifies its assets among municipal issuers in different states, municipalities and territories, from time to time it may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the Fund's assets could result in its being invested in securities that are related in such a way that economic, business, political or other developments that would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

      The Fund may make loans of portfolio securities and invest in zero coupon municipal securities. The Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after it makes the agreement to purchase the instruments. The Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. In addition, the Fund may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Investment Policies," below.

      Although the Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), the Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by First Investors Management Company, Inc. ("FIMCO" or "Adviser"). See "Debt Securities," below. However, in each instance those municipal bonds will be covered by the insurance feature and thus will be considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond that has been downgraded in rating subsequent to its purchase by the Fund.

      There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Securities held by the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that the Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Security to repay its obligations.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

    BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    BOND MARKET CONCENTRATION. The Fund may invest more than 25% of its total assets in a particular segment of the bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds. Such concentration may occur in periods when one or more of these segments offer higher yields and/or profit potential. The Fund has no fixed policy as to concentrating its investments in a particular segment of the bond market, because bonds are selected for investment based on appraisal of their individual value and income. This possible concentration of the assets of the Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of the Fund's investments could increase market risks, but risk of non-payment of interest when due, or default of principal, are covered by the insurance obtained by the Fund.

    CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

    COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund's investments in commercial paper are limited to obligations rated Prime-l by Moody's or A-l by S&P. See Appendix A for a description of commercial paper ratings.

      INSURANCE. The municipal bonds in the Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in the Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

    The Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by the Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by the Fund. AMBAC furnished the Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to the Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by the Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by the Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by the Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to the Fund, to refuse to insure any additional municipal bonds purchased by the Fund, on or after the effective date of such notice. If AMBAC so notifies the Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

    In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by the Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of the Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

    The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the Fund's shares. The Policy will be effective only as to insured municipal bonds owned by the Fund. In the event of a sale by the Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by the Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to the Fund in respect of such municipal bond. It is the intention of the Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by the Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Fund's method of valuing securities in default and securities which have a significant risk of default.

    The Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by the Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. The Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable the Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the bond.

    In addition to the contract of insurance relating to the Fund, there is a contract of insurance between AMBAC and First Investors Multi-State Insured Tax Free Fund, between AMBAC and First Investors Series Fund, between AMBAC and First Investors New York Insured Tax Free Fund, Inc. and between AMBAC and First Investors Insured Tax Exempt Fund II, Inc. Otherwise, neither AMBAC or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

    AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of $4,013,000,000 (unaudited) and statutory capital of approximately $2,402,000,000 (unaudited) as of December 31, 1999. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to AMBAC.

    AMBAC has obtained a private letter ruling from the Internal Revenue Service to the effect that AMBAC's insuring an obligation will not affect the treatment for Federal income tax purposes of interest on the obligation and that payment of insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy will be treated for Federal income tax purposes in the same manner as if the payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed;
nevertheless, those rulings may be viewed as generally indicative of the Internal Revenue Service's views on the proper interpretation of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

    AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of the Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

    The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

      INVERSE FLOATERS. The Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. The Fund may invest up to 10% of its net assets in inverse floaters.

    LOANS OF PORTFOLIO SECURITIES. The Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The Fund may make loans not in excess of 10% of its total assets.

      MUNICIPAL INSTRUMENTS. As used in this SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds, (3) certificates of participation ("COPS"), (4) municipal commercial paper; (5) municipal notes; and (6) variable rate demand instruments (`VRDIs"). Generally, the value of Municipal Instruments varies inversely with changes in interest rates.

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates.

      PRIVATE ACTIVITY BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs.

      CERTIFICATES OF PARTICIPATION. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPS, although this risk is mitigated by the fact that each COP will be covered by the insurance feature.

        The Board has established guidelines for determining the liquidity of COPs in the Fund's portfolio and, subject to its review, has delegated that responsibility to the Adviser. Under these guidelines, the Adviser will consider
(1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

      MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper which the Fund may purchase are rated P-1 by Moody's or A-1 by S&P or have insurance through the issuer or an independent insurance company and include unsecured, short-term, negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. A description of commercial paper ratings is contained in Appendix A.

      MUNICIPAL NOTES. Municipal notes which the Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B.

      VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that the Fund may purchase will be selected if it meets criteria established and designed by the Board to minimize risk to the Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

      PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

    REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

    RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board or the Adviser has determined under Board-approved guidelines are liquid.

    Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

    In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

    WHEN-ISSUED SECURITIES. The Fund may each invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of that Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of that Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities (including zero coupon Municipal Securities) and the "interest" on pay-in-kind securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes". These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                         FUTURES AND OPTIONS STRATEGIES

    Although it does not intend to engage in such strategies in the coming year, the Fund has the legal authority to engage in certain futures strategies to hedge its portfolio, and in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC"). In addition, the Fund may engage in certain options strategies to enhance income. The Fund may sell covered listed put and call options and buy call and put on its portfolio securities and may enter into closing transactions with respect to such options. The Fund also may buy and sell financial futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options.

    Certain special characteristics of, and risks associated with, using these instruments and strategies are discussed below. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC. The discussion of these strategies does not imply that the Fund will use them to hedge against risks or for any other purpose.

    Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and, (4) the possible absence of a liquid secondary market for any particular instrument at any time.

    COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Fund will not use leverage in its hedging and option income strategies. The Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS STRATEGIES. The Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

    The Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund, to the extent described under "Investment Policies--Restricted Securities and Illiquid Investments" and therefore subject to the Fund's limitation on investments in illiquid securities. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

    The Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

    Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

    SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index or security and the market value of the option.

    The value of an option  position  will  reflect,  among  other  things,  the current market price of the underlying security or stock index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or stock index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities market or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

    Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

    A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, that Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

    The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

    FUTURES STRATEGIES. The Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

    The Fund may use interest rate futures contracts and options thereon, to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

    The Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

    The Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC and will not enter into such investments for which the aggregate initial margin and premiums exceed 5% of the Fund's total assets. This does not limit the Fund's assets at risk to 5%. The Fund has represented the foregoing to the CFTC.

    FUTURES GUIDELINES. To the extent that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), (1) the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, the Fund may not purchase interest rate futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

    SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

    Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements such Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

    Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to that Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

    Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

    Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

    Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

    The Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

                               PORTFOLIO TURNOVER

    Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

    For the fiscal years ended December 31, 1998 and 1999, the portfolio turnover rate for the Fund was 172% and 205%, respectively.

                             INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a the Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

    INSURED TAX EXEMPT FUND II will not:

    (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

    (2)  Issue senior securities.

    (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

    (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

    (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

    (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

    (7)  Buy  or  sell  real  estate  or  interests   in  real  estate   limited
partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

    (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

    (9) Make investments for the purpose of exercising control or management.

    (10) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

    (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

    (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

    (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

    (3) Enter into futures contracts or options on futures contracts other than for bona fide hedging purposes (as defined by the CFTC) if the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

    (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

    (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

    The following table lists the Trustees and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (74), President andTrustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), First Investors Management Company, Inc. ("FIMCO"), Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (44), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC; President and Chief Executive Officer, EIC; President and Director, EIMCO.

LARRY R. LAVOIE* (53), Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (78), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT   RUBINSTEIN**  (78),  Trustee,   695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

ROBERT GROHOL** (68), Trustee, 263 Woodland Road, Madison, NJ 07940. Retired; formerly Senior Vice President-Operating of Beneficial Management Corporation of America's Gulf Coast, Northwest and Southern groups.

JAMES M. SRYGLEY** (67), Trustee, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (67), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (70), Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (42), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (64), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (40), Vice President.  Vice  President,  First Investors  Series
Fund, First Investors Insured Tax Exempt Fund II, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., Executive Investors Trust and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

-------------------
* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

    The Trustees and officers, as a group, owned less than 1% of shares of any Fund.

      All of the officers and Trustees, except for Mr. Wagner, hold identical or similar positions with the other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, First Financial Savings Bank, S.L.A., School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

    The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 1999.

                                Aggregate         Total Compensation
                                Compensation      From First
                                From Trust for    Investors Family
 Trustee                        the Fund*         of Funds Paid to
 -------                        --------          Trustee* +
                                                  ----------

James J. Coy**                       $-0-                 $-0-
Glenn O. Head                        $-0-                 $-0-
Kathryn S. Head                      $-0-                 $-0-
Larry R. Lavoie                      $-0-                 $-0-
Rex R. Reed                           $60              $42,950
Herbert Rubinstein                    $60              $42,950
James M. Srygley                      $60              $42,950
John T. Sullivan                     $-0-                 $-0-
Robert F. Wentworth                   $60              $42,950
Robert Grohol***                       $0                   $0



* Compensation to officers and interested Trustees of the Trust is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Trustee of the Trust. Mr. Coy currently serves as an Emeritus Trustee. Mr. Coy is paid by the Adviser.
*** Mr. Grohol was appointed as a Trustee on __________, 2000.
+ The First Investors Family of Funds consists of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended December 31, 1999.

                                   MANAGEMENT

    Investment advisory services to the Fund are provided by First Investors Management Company, Inc. ("FIMCO") pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated __________, 2000. The Advisory Agreement was approved by the Board of the Trust, including a majority of the Trustees who are not parties to the Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose. The Board of Trustees is responsible for overseeing the management of the Fund.

    Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of the Fund's operations, subject to review by the Trust's Trustees.

The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Trust and the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time, with respect to the Fund, without penalty by the Trust's Trustees or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to the Fund, for a period of over two years only if such continuance is approved annually either by the Trust's Trustees or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Trust's Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

    Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                                                       Annual
Average Daily Net Assets                                                Rate
------------------------                                               ------

Up to $200 million...................................................   1.00%
In excess of $200 million up to $500 million.........................   0.75
In excess of $500 million up to $750 million.........................   0.72
In excess of $750 million up to $1.0 billion.........................   0.69
Over $1.0 billion....................................................   0.66


    Prior to ________, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to the Fund. FIMCO and EIMCO are both wholly owned subsidiaries of First Investors Consolidated Corporation, and their address is also 95 Wall Street, New York, NY 10005.

    For the fiscal years ended December 31, 1997, 1998 and 1999, EIMCO received advisory fees for its services of $156,479, $167,864 and $167,999, respectively. Of such amounts, EIMCO voluntarily waived $117,359, $120,222 and $117,599, respectively. For the fiscal years ended December 31, 1998 and 1999, EIMCO voluntarily assumed expenses for the Fund in the amounts of $21,698 and $22,985, respectively.

    The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of the Fund and to review additions to and deletions from the portfolio.

    The Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

    First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of the Adviser, First Investors Corporation, and the Fund's transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                                   UNDERWRITER

    The Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Fund. The Underwriting Agreement was approved by the Trust's Board, including a majority of the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to the Fund, only so long as such continuance is specifically approved at least annually by the Trust's Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Trust's Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

    Prior to ________, 2000, Executive Investors Corporation ("EIC") served as the principal underwriter for the Fund. EIC is an affiliate of FIC. For the fiscal year ended December 31, 1997, the Fund paid EIC underwriting commissions of $6,680. For the same period, EIC reallowed an additional $28,463 to unaffiliated dealers and $5,596 to FIC. For the fiscal year ended December 31, 1998, the Fund paid EIC underwriting commissions of $9,625. For the same period, EIC reallowed an additional $76,513 to unaffiliated dealers and $1,494 to FIC. For the fiscal year ended December 31, 1999, the Fund paid EIC underwriting commissions of $6,072. For the same period, EIC reallowed an additional $31,856 to unaffiliated dealers and $6,388 to FIC.

                               DISTRIBUTION PLANS

      As stated in the Fund's Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), the Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of the Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

      The Plan was approved by the Fund's Board, including a majority of the Independent Trustees, and by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan will continue in effect from year to year, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Trustees. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Trustees then in office.

      Each Plan can be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Any change to any Plan that would materially increase the costs to that class of shares of the Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of the Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the Independent Trustees.

      In adopting each Plan, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit the Fund and its class of shareholders. The Board believes that the amounts spent pursuant to each Plan will assist the Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of the Fund.

      In reporting amounts expended under the Plans to the Trustees, FIMCO will allocate expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

      Prior to _______, 2000, the Fund had only one class of undesignated shares and had adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to that single class of shares (the "Old Plan") to compensate EIC for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts. For the fiscal year ended December 31, 1999, the Fund paid $67,199 in fees pursuant to the Old Plan. For the same period, EIC waived an additional $16,800 in fees pursuant to the Old Plan. For the fiscal year ended December 31, 1999, the EIC incurred the following expenses related to the Old Plan with respect to the Fund:

                               Compensation to     Compensation to     Compensation to
                                 Underwriter           Dealers         Sales Personnel

Insured Tax Exempt Fund II           27,737                  $0              $39,462

DEALER CONCESSIONS. With respect to Class A shares of the Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                       Sales Charges as % of    Concession to
                                      Offering    Net Amount   Dealers as % of
Amount of Investment                    Price      Invested     Offering Price
--------------------                    -----      --------     --------------
Less than $100,000                      4.75         4.99            4.27
$100,000 but under $250,000             3.90         4.06            3.51
$250,000 but under $500,000             2.90         2.99            2.61
$500,000 but under $1,000,000           2.40         2.46            2.16

                        DETERMINATION OF NET ASSET VALUE

    Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services are provided to the Fund by Muller Data Corporation. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of the Trust.

    "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.

    The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield.

    The Board may suspend the determination of the Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the United States market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the NAV, for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

    The Adviser may combine transaction orders placed on behalf of the Fund, other funds in the First Investors Group of Funds and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board. The Trust's Board has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of the Fund's portfolio.

    For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not pay brokerage commissions.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

    Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

    REDEMPTIONS-IN KIND. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

    To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

    Dividends paid by the Fund will qualify as "exempt-interest dividends" as defined in the Prospectus, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

    If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss not disallowed will be treated as described above.

    Tax-exempt interest attributable to certain PABs (including, to the extent the Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

    Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must account for the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt interest, including any OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

    If the Fund invests in any instruments that generate taxable income under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

    By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

    Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported by, in the case of exempt-interest dividends (see below), and will be taxed to shareholders for the year in which that December 31 falls.

    If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund will realize in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

    If the Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                             PERFORMANCE INFORMATION

    The Fund may advertise its performance in various ways.

    The Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

    The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

    Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Fund shares, the Fund will deduct the maximum current sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

    Return information may be useful to investors in reviewing the Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

    Average annual return and total return computed at the public offering price for the periods ended December 31, 1999 are set forth in the tables below:

      AVERAGE ANNUAL TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------

INSURED TAX EXEMPT FUND II         -8.05%       6.44%       N/A        7.51%

      TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------

INSURED TAX EXEMPT FUND II        -8.05%      36.62%       N/A       98.02%



* All return figures reflect the current maximum sales charge of 6.25% and dividends reinvested at net asset value. Certain expenses of the Fund have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception date for the Fund is July 26, 1990.

    Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended December 31, 1999 is set forth in the tables below:

      AVERAGE ANNUAL TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------

INSURED TAX EXEMPT FUND II         -1.92%       7.83%       N/A        8.24%

      TOTAL RETURN:*

                              One Year   Five Years   Ten Years   Life of Fund**
                              --------   ----------   ---------   --------------

INSURED TAX EXEMPT FUND II        -1.92%      45.79%       N/A       111.19%

-----------------

* Certain expenses of the Fund have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception date for the Fund is July 26, 1990.

    Yield for the Fund is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

    The Fund's tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

    To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

               Tax Free Yield
               --------------
                                = Taxable Equivalent Yield
            1 - Your Tax Bracket

    For the 30 days ended December 31, 1999, the yield and tax-equivalent yield (assuming a Federal tax rate of 28%) for the Fund was 4.46% and 6.19%, respectively. The maximum Federal tax rate for this period was 39.6%. Some of the Fund's expenses were waived or reimbursed during this period. Accordingly, yields are higher than they would have been had such expenses not been waived or reimbursed.

    The distribution rate for the Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value.
Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1999 for shares of the Fund calculated using the offering price was 4.56%. The distribution rate for the same period for shares of the Fund calculated using the net asset value was 4.79%. During this period certain expenses of the Fund were waived or reimbursed. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived or reimbursed.

    The Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix C.

    From time to time, in reports and promotional literature, the Fund may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

    Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

    Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

    Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

    Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

    THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

    Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

    Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

    Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

    The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

    Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

    Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

    Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

    The  NYSE   composite  of  component   indices--unmanaged   indices  of  all
    industrial, utilities, transportation, and finance stocks listed on the NYSE.

    Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

    Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

    Reuters, a wire service that frequently reports on global business.

    Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

    Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

    Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

    Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

    Standard & Poor's 400 Mid-Cap Index is an unmanaged capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

    Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

    Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

    From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

    ORGANIZATION. The Trust is a Massachusetts business trust organized on October 28, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board shall from time to time establish. The shares of beneficial interest of the Trust are presently divided into one series, having two classes, designated Class A and Class B shares. The Trust does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust's Board will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of the Fund has equal voting rights. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation.

    CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of the Fund.

    AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

    LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Fund.

    TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Fund and as redemption agent for regular redemptions. The fees charged to the Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Fund. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the
Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

    5% SHAREHOLDERS. As of _________, 2000, the following owned of record or beneficially 5% or more of the outstanding shares of the Fund:

    [UPDATE]

% of Shares     Shareholder
-----------     -----------
    %


    SHAREHOLDER LIABILITY. The Trust is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the

Trust of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify Trustees and officers with respect to litigation.

    TRADING BY PORTFOLIO MANAGERS AND OTHER ACCESS PERSONS. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, the Adviser, and the Underwriter have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities, including securities that may be owned by the Fund, subject to certain restrictions.

                                   APPENDIX A

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

    Standard & Poor's Ratings Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

    Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries. - High rates of return on funds employed.

    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP

    S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

    MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                   APPENDIX C

[TO BE INSERTED]

                              FINANCIAL STATEMENTS

                               AS OF JUNE 30, 2000

    The financial statements which follow contain financial information for the Insured Tax Exempt Fund II for the annual period ended December 31, 1999 and the semi-annual period ended June 30, 2000.

    Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the annual period ended December 31, 1999 and the Semi-Annual Report to shareholders for the semi-annual period ended June 30, 2000 electronically filed with the Securities and Exchange Commission on March 2, 2000 and August 31, 2000, respectively.

    (Accession Number for the Annual Report:0000912057-00-009400 and Accession Number for the Semi-Annual Report:0000928816-00-000367)

                               SHAREHOLDER MANUAL:

                   A GUIDE TO YOUR FIRST INVESTORS MUTUAL FUND ACCOUNT

[TO BE INSERTED]

                            PART C. OTHER INFORMATION

Item 23.    Exhibits

     (a)    Amended and Restated Declaration of Trust1

     (b)    By-laws1

     (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 28, 1986, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and
            (b) Articles III and V of Registrant's By-laws,  previously filed as
            Exhibit 99.B2 to Registrant's Registration Statement.

     (d) Investment Advisory Agreement between Registrant and Executive Investors Management Company, Inc.1

     (e) Underwriting Agreement between Registrant and Executive Investors Corporation1

     (f)    Bonus, profit sharing or pension plans - none

     (g)    Supplement  to  Custodian  Agreement  between  Registrant  and   The
            Bank of New York1

     (h)(i) Administration Agreement between Registrant, Executive Investors Corporation and Administrative Data Management Corp.1

       (ii) Schedule A to Administration Agreement2

     (i)    Opinion and Consent of Counsel - To be Filed

     (j)(i) Consent of Independent Accountants - Filed herewith

       (ii) Powers of Attorney1

      (iii) Power of Attorney for Robert M. Grohol - Filed herewith

     (k)    Financial statements omitted from prospectus -none

     (l)    Initial capital agreements - none

     (m)    Amended and Restated Class A Distribution Plan1

     (n)    18f-3 Plan - To be Filed

     (o)    Reserved

     (p)    Codes of Ethics3

-------------
1    Incorporated  by reference  from   Post-Effective   Amendment   No.  17  to
     Registrant's Registration Statement (File No. 33-10648) filed on April 24, 1996.

2    Incorporated  by  reference  from  Post-Effective   Amendment   No.  18  to
     Registrant's Registration Statement (File No. 33-10648) filed on May 15, 1997.

3    Incorporated  by  reference  from   Post-Effective   Amendment  No.  23  to
     Registrant's Registration Statement (File No. 33-10648) filed on April 28, 2000.

Item 24.   Persons Controlled by or Under Common Control with  Registrant
           --------------------------------------------------------------

           There are no persons controlled by or under common control with the Registrant.

Item 25.   Indemnification
           ---------------

         Indemnification provisions are contained in:

         1. Article XI, Sections 1 and 2 of Registrant's Declaration of Trust;

         2. Paragraph 7 of the Investment Advisory Agreement by and between Executive Investors Management Company, Inc. and Registrant; and

         3. Paragraph 7 of the Underwriting Agreement by and between Executive Investors Corporation and Registrant.

         The general effect of these indemnification provisions will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

           Executive Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."

Item 27.   Principal Underwriters
           ----------------------

     (a) Executive Investors Corporation, Underwriter of the Registrant, is only underwriter for the Trust.

     (b)  The  following  persons  are  the   officers  and  directors  of   the
Underwriter:

                                  Position and                 Position and
Name and Principal                Office with Executive        Office with
Business Address                  Investors Corporation        Registrant
------------------                ---------------------        ------------

Glenn O. Head                     Chairman                     President
95 Wall Street                    and Director                 and Trustee
New York, NY 10005

Marvin M. Hecker                  President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                  Director                     Chairman of the
95 Wall Street                                                 Board of Trustees
New York, NY 10005

Joseph I. Benedek                 Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci                 Senior Vice President        None
95 Wall Street                    and Director
New York, NY 10005

Kathryn S. Head                   Vice President               Trustee
581 Main Street                   and Director
Woodbridge, NJ 07095

Louis Rinaldi                     Senior Vice                  None
581 Main Street                   President
Woodbridge, NJ 07095

Frederick Miller                  Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie                   Secretary and                Trustee
95 Wall Street                    General Counsel
New York, NY  10005

Matthew Smith                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons                 Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                       Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                    Director                     None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                  Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                   Vice President-              None
95 Wall Street                    Sales Administration
New York, NY 10005

William M. Lipkus                 Chief Financial Officer      None
581 Main Street
Woodbridge, NJ 07095

     (c)   Not applicable

Item 28.   Location of Accounts and Records
           --------------------------------

           Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.   Management Services
           -------------------

           Not Applicable.


Item 30.   Undertakings
           ------------

           The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Post-Effective Amendment No. 24 meets all the requirements for effectiveness pursuant to Rule 485(a) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 19th day of October, 2000.

                                     EXECUTIVE INVESTORS TRUST


                                     By:  /s/ Glenn O. Head
                                          -----------------
                                              Glenn O. Head
                                              President and Trustee

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Glenn O. Head              Principal Executive            October 19, 2000
------------------------       Officer and Trustee
Glenn O. Head

/s/ Joseph I. Benedek          Principal Financial            October 19, 2000
------------------------       and Accounting Officer
Joseph I. Benedek

     Kathryn S. Head*          Trustee                        October 19, 2000
------------------------
Kathryn S. Head

/s/ Larry R. Lavoie            Trustee                        October 19, 2000
------------------------
Larry R. Lavoie

    Herbert Rubinstein*        Trustee                        October 19, 2000
------------------------
Herbert Rubinstein

       Robert Grohol*          Trustee                        October 19, 2000
------------------------
Robert Grohol

     James M. Srygley*         Trustee                        October 19, 2000
------------------------
James M. Srygley

     John T. Sullivan*         Trustee                        October 19, 2000
------------------------
John T. Sullivan

       Rex R. Reed*            Trustee                        October 19, 2000
------------------------
Rex R. Reed

   Robert F. Wentworth*        Trustee                        October 19, 2000
------------------------
Robert F. Wentworth



*By: /s/ Larry R. Lavoie
     -------------------
      Larry R. Lavoie
      Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
Number                 Description
-------                -----------

23(a)                  Amended and Restated Declaration of Trust1

23(b)                  By-laws1

23(c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 28, 1986, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as
                       Exhibit 99.B2 to Registrant's Registration Statement.

23(d) Investment Advisory Agreement between Registrant and Executive Investors Management Company, Inc.1

23(e) Underwriting Agreement between Registrant and Executive Investors Corporation1

23(f)                  Bonus or Profit Sharing Contracts--None

23(g)(i)               Custodian Agreement between Registrant  and Irving  Trust
                       Company1

23(g)(ii)              Supplement to Custodian Agreement  between Registrant and
                       The Bank of New York1

23(h)(i) Administration Agreement between Registrant, Executive Investors Corporation and Administrative Data Management Corp.1

23(h)(ii)              Schedule A to Administration Agreement2

23(i)                  Opinion and Consent of Counsel - To be Filed

23(j)(i)               Consent of independent accountants - Filed herewith

23(j)(ii)              Powers of Attorney1

23(j)(iii)             Power of Attorney for Robert M. Grohol

23(k)                  Omitted Financial Statements -- None

23(l)                  Initial Capital Agreements -- None

23(m)                  Amended and Restated Class A Distribution Plan1

23(n)                  Rule 18f-3 Plan - To be Filed

23(o)                  Reserved

23(p)                  Codes of Ethics3

--------------
1     Incorporated  by  reference  from  Post-Effective  Amendment   No.  17  to
      Registrant's Registration Statement (File No. 33-10648) filed on April 24, 1996.

2     Incorporated  by  reference  from  Post-Effective   Amendment  No.  18  to
      Registrant's Registration Statement (File No. 33-10648) filed on May 15, 1997.

3     Incorporated  by  reference  from  Post-Effective   Amendment  No.  23  to
      Registrant's Registration Statement (File No. 33-10648) filed on April 28, 2000.